UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
 ________________________________
 FORM 8-K
________________________________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 9, 2021

PROG HOLDINGS, INC.
(Exact name of Registrant as Specified in Charter)

Georgia	1-39628	85-2484385
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

256 W. Data Drive	Draper,	Utah	84020-2315
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (385) 351-1369
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
    ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.50 Par Value	PRG	New York Stock Exchange
    Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Effective as of September 9, 2021, the Board of Directors (the “Board”) of PROG Holdings, Inc. (the “Company”), upon the recommendation of the Nominating & Corporate Governance Committee, increased the size of the Board from seven directors to nine directors and appointed Caroline Sheu and Ramon Martinez to fill the vacancies created by such increase. The Board also appointed Ms. Sheu and Mr. Martinez to serve as members of the Audit Committee and Nominating & Corporate Governance Committee of the Board. The Board has determined that Ms. Sheu and Mr. Martinez are (i) “independent” under the New York Stock Exchange (“NYSE”) listing standards and under the Company’s Corporate Governance Guidelines and (ii) satisfy the independence requirements of the NYSE and Securities and Exchange Commission (“SEC”) rules applicable to audit committee members.
Ms. Sheu and Mr. Martinez will participate in and receive the standard compensation that is provided from time to time to the Company’s non-employee directors under the Company’s Compensation Plan for Non-Employee Directors. In addition, Ms. Sheu and Mr. Martinez will each enter into the Company’s standard indemnification agreement, the form of which was filed with the SEC as Exhibit 10.29 to the Company’s Annual Report on Form 10-K, filed on February 26, 2021.
There is no arrangement or understanding between either Ms. Sheu or Mr. Martinez and any other persons pursuant to which Ms. Sheu or Mr. Martinez were selected as directors. There are no related person transactions within the meaning of Item 404(a) of Regulation S-K promulgated by the SEC between the Company and either Ms. Sheu or Mr. Martinez required to be disclosed herein.
On September 9, 2021, the Company issued a press release announcing the appointment of Ms. Sheu and Mr. Martinez to the Board. A copy of such press release is filed as Exhibit 99.1 to this Form 8-K.

ITEM 9.01.     Financial Statements and Exhibits

(d)    Exhibits:

Exhibit No.	Description

99.1	Press release dated September 9, 2021.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROG Holdings, Inc.
		By:	/s/ Brian Garner
Date:	September 9, 2021		Brian Garner Chief Financial Officer